Exhibit 10.34

AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Amendment to that certain Membership Interest Purchase Agreement (the "Amendment") with an effective date of January 1, 2020 by and among Wellcana Plus, LLC, a Louisiana limited liability company ("Purchaser"), GB Sciences, Inc. a Nevada corporation ("Seller"), GB Sciences Louisiana, LLC, a Louisiana limited liability company (the "Company"), and Wellcana Group, LLC, a Louisiana limited liability company ("WGC").

WHEREAS, the parties have entered into an Membership Interest Purchase Agreement, dated as of November 15, 2019 as amended by an Amendment to Membership Interest Purchase Agreement effective as of January 1, 2020 and a letter agreement dated October 15, 2020, whereby GB Sciences sold its membership interests in GB Louisiana to Wellcana Plus effective as of January 1, 2020 (collectively, the "Agreement"), by and among Purchaser, Seller, Company, and WGC, pursuant to which Seller greed to sell, transfer, convey and deliver to Purchaser all of Seller's right, title and interest in and to its Membership Interest in the Company and Purchaser agreed to purchase the Membership Interest of Seller in the Company;

WHEREAS, Section 7.01 of the Agreement provides that the Agreement may be amended by subsequent written instrument; and

WHEREAS, the parties desire to amend the Agreement as set forth below.

NOW, THEREFORE, in accordance with the terms of the Agreement and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended, and the parties hereby agree as follows:

1. Amendments

(a) Section 1.2 of the Agreement is deleted in its entirety and replaced with the following:

The aggregate purchase price of the Interest "the Purchase Price" shall be $4,900,000 to be paid as follows:   $50,000 on or before July 15, 2020, $500,000  paid  on  or  before  October  1,  2020  with  the  balance  of $4,350,000 due on or before December 15, 2020.

(b) Whereas $550,000 has been received by Seller pursuant to the amended terms and $250,00 released to Seller pursuant to an Escrow Agreement entered into by the parties.

(c) Whereas $50,000.00 of the Escrow Funds released shall not be applied to the Purchase Price.

(d) Whereas Purchaser shall pay to Seller $4,150,000.00.

Exhibit 10.34

(e) Section 1.3 Earnout Payment is deleted in its entirety

(f) Section 1.4 Sale and Transfer of Interest Right is deleted in its entirety.

(g) Section 1.5 of the Agreement is deleted in its entirety and replaced with the following:

The closing of the purchase and sale of the Interest (the "Closing") shall occur on December 15, 2020, by wire transfer, in each case to the extent acceptable to the parties hereto, on the date hereof (the "Closing Date").

(h) Section l.6(b)(i) of the Agreement is amended to read as follows:

(i) the Pledge Agreement executed by Purchaser.

2. Capitalization. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

3. Conflicts; Ratification. To the extent that any provisions of this Amendment are inconsistent with the terms of the Agreement, this Amendment will constitute an amendment to the Agreement pursuant to Section 7.01 thereof. The balance of the terms of the Agreement shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or Portable Document Format (PDF) shall be deemed to be their original signatures for any purposes whatsoever.

Exhibit 10.34

IN WITNESS WHEREOF, the undersigned have executed and acknowledged the approval of this Amendment as of the date first above written.

PURCHASER:

WELLCANA PLUS, LLC

By: K2 Logic, LLC, its Manager

By: /s/ Charles F. Hohorst, III

Title: Manager

SELLER:

GB SCIENCES, INC.

By: /s/ John Poss

Title: CEO and Chairman

COMPANY:

GB SCIENCES LOUISIANA, LLC

By: Wellcana Group, LLC, Member

By: K2 Logic, LLC, its Manager

By: /s/ Charles F. Hohorst, III

Title: Manager

By: /s/ Charles M Rush

Title: Manager

By: Wellcana Plus, LLC, Member

By: K2 Logic, LLC, its Manager

By: /s/ Charles F. Hohorst, III

Title: Manager

By: /s/ Charles M Rush

Title: Manager

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